UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to
Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2011
COLT DEFENSE LLC
COLT FINANCE CORP.

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

32-0031950
333-171547	27-1237687

(Registration Number)	(IRS Employer Identification Number)

547 New Park Avenue, West Hartford, CT	06110

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:      (860) 232-4489
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 4, 2010, Lt. General William Keys, United States Marine Corps (Ret.) resigned as a Manager of Colt Defense LLC.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLT DEFENSE, LLC
By:	/s/ Gerald Dinkel
	Name:	Gerald Dinkel
	Title:	Chief Executive Officer and Manager

Dated: August 10, 2011